FIRST QUARTER PRESENTATION

                                  May 3, 2001


                                    RECKSON

            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY




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                         FIRST QUARTER 2001 PRESENTATION

                                   MAY 3, 2001

                         RECKSON ASSOCIATES REALTY CORP

                             SUMMARY OF HIGHLIGHTS

o Reported diluted FFO of $.69 per share for the first quarter of 2001, as compared to $.62 per share for the comparable 2000 period, representing an increase of 11.3%.

o Generated same property NOI increases of 14.9% (cash) and 13.4% (GAAP) for the first quarter of 2001.

o Generated same space rent growth of 22.9% (GAAP) and 11.6% (cash) for Office and 24.5% (GAAP) and 12.9% (cash) for Industrial/R&D for the first quarter of 2001.

o Actively pursuing capital recycling program with over $600 million of assets targeted for disposition.

o Successfully capitalized on strong market conditions by placing $1.1 billion of development projects into service and reducing lease expiration exposure to less than 15% of portfolio through 2002.

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


                              FFO PER SHARE GROWTH

                                [GRAPHIC OMITTED]

             1Q96      1Q97      1Q98       1Q99       1Q00        1Q01
             ----      ----      ----       ----       ----        ----
FPO         $0.38     $0.41      $0.47     $0.57      $0.62        $0.69
Growth                  7.9%      14.6%     21.3%       8.8%        11.3%
(Year over Year)


            12.7% Diluted Compounded FFO Quarterly Growth Per Share

Diluted per share amounts are calculated in accordance with NAREIT guidelines which adjust GAAP by replacing net income with FFO. If diluted per share amounts were calculated in accordance with GAAP, weighted average diluted shares would approximate weighted average basic shares. 97% of the incremental diluted shares are attributable to the assumed conversion of outstanding convertible preferred securities which on a weighted average basis were approximately 24% out of the money for the three month period ended March 31, 2001.

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                         DILUTED CAD PER SHARE ANALYSIS

FIRST QUARTER 2001

Diluted CAD Per Share Reported                                             $0.50

Add Back Increase in 919 Third Avenue Straight-Line Rent                   $0.09
                                                                           -----

Adjusted CAD Per Share                                                     $0.59
                                                                           =====

CAD Prior Year Three Months                                                $0.51
                                                                           =====

Adjusted Percent Increase                                                   15.7%
                                                                            ====

                                                                           -----
Pro Forma CAD Payout Ratio                                                  71.2%
                                                                           -----

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                         919 THIRD AVENUE RENT TIMELINE

                                [GRAPHIC OMITTED]

                           GAAP Rent               Cash Rent
                           ---------               ---------

BNP
---

45,528 sq. ft.                                          4Q2000
28,059 sq. ft.             4Q2000                       1Q2001
72,244 sq. ft.             4Q2000                       3Q2001




SCHULTE ROTH
------------

213,426 sq. ft.            4Q2000                       1Q2001

DEBEVOISE & PLIMPTON
--------------------

44,024 sq. ft.             4Q2000                       2Q2001
421,967 sq. ft.            4Q2000                       1Q2002


                       4Q00             1Q01             2Q01          3Q01          4Q01          1Q02            2Q02
                       ----             ----             ----          ----         -----          ----            ----

Cash Rent          $   658,694       $ 3,059,578      $3,426,486    $4,185,099    $4,185,099    $5,882,746      $9,278,040
GAAP Rent          $ 9,840,612       $ 9,840,612      $9,840,612    $9,840,612    $9,840,612    $9,840,612      $9,840,612

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                              PORTFOLIO COMPOSITION

Net Operating Income (a)

Long Island                33%
Westchester                16%


New Jersey                 12%                        [GRAPHIC OMITTED]

Connecticut                 7%
New York City              32%

Pro Forma Portfolio Stats
-------------------------

|X|  21.3 Million Square Feet
|X|  188 Properties

|X|  1,360 Tenants Representing a Diverse Industry Base
|X|  Five Integrated Operating Divisions
|X|  NOI:

     Office               86%
     Industrial           14%
|X|  Average Tenant Size:
     Office               12,000 sq. ft.
     Industrial           25,500 sq. ft.

|X|  Occupancy: (b)
     Office              97%

     Industrial          98%

(a) Pro forma for 919 Third Avenue free rent add back and Tri-State joint venture percent ownership interest

(b)  Excluding properties under development

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

                              PORTFOLIO COMPOSITION

             Focused Expansion on High Barrier to Entry CBD Markets

                    % of Revenue Derived from CBD Properties

                                [GRAPHIC OMITTED]


1995       1996       1997       1998       1999       2000       2001(E)
----------------------------------------------------------------------
 0%        9%         18%        14%        35%        46%        47%



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        PORTFOLIO COMPOSITION
        High Concentration of Suburban Office Portfolio in
        Fully Serviced Office Parks

                 % Breakdown of NOI Based on First Quarter 2001

                                [GRAPHIC OMITTED]

            28% - NOI Derived from Suburban Office Buildings Located
                         in Fully Serviced Office Parks

          72% - NOI Derived from Stand-Alone Suburban Office Buildings

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FAVORABLE MARKETS

                               [GRAPHICS OMITTED]



                                         YE97      YE98          YE99            YE00       1Q01
                                         ----      -----         ----            ----       ----
SOUTHERN CONNECTICUT

Average Asking Rental Rates             $28.96      $32.22      $31.78          $44.41      $39.76
Direct Vacancy                            4.20%       3.60%       4.00%           7.20%       8.60%

WESTCHESTER

Average Asking Rental Rates             $25.14     $26.67       $27.23          $29.62      $28.58
Direct Vacancy                           13.30%     16.40%       15.00%          10.70%      12.50%

LONG ISLAND

Average Asking Rental Rates              $26.14     $27.23      $27.69          $28.86      $30.49
Direct Vacancy                             8.70%      6.10%       5.60%           6.30%       7.60%

NORTHERN NEW JERSEY

Average Asking Rental Rates              $25.38    $27.42       $28.52          $29.66      $29.61
Direct Vacancy                             4.70%     5.30%        4.60%           6.50%       7.30%


Source: Cushman & Wakefield Class A Statistics

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FAVORABLE MARKETS

                               [GRAPHICS OMITTED]

                                     YE97      YE98        YE99       YE00       1Q01
                                     ----      -----       ----       ----       ----
NYC FINANCIAL EAST

Average Asking Rental Rates      $29.77     $40.21     $37.64      $52.90     $53.28
Direct Vacancy                     8.20%      6.60%     3.40%       1.40%      2.50%

NYC MIDTOWN EAST SIDE

Average Asking Rental Rates      $39.33    $47.85      $51.18      $61.46     $65.43
Direct Vacancy                     5.60%     6.00%       3.80%       1.90%      1.50%

NYC MIDTOWN WEST SIDE

Average Asking Rental Rates      $33.10    $43.36      $48.28      $60.89     $64.96
Direct Vacancy                     3.70%     3.30%       4.60%       2.40%      1.50%

NYC SIXTH AVE./ROCKEFELLER CENTER

Average Asking Rental Rates      $43.62     $51.33      $53.12     $65.91     $71.48
Direct Vacancy                     2.70%      2.20%       1.60%      0.90%      0.70%

Source: Cushman & Wakefield Class A Statistics

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HISTORICAL PORTFOLIO OCCUPANCY

                                                [GRAPHICS OMITTED]

OFFICE

March 1997    March 1998     March 1999    March 2000     March 2001
----------    ----------     ----------    ----------     ----------
  91.1%         92.2%          94.2%          95.3%          97.1%




INDUSTRIAL

MARCH 1997     MARCH 1998    MARCH 1999     MARCH 2000    MARCH 2001
----------     ----------    ----------     ----------    ----------
  96.3%          95.8%          97.4%          97.9%        97.8%



Note:  Excluding properties under development

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            THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY

PORTFOLIO PERFORMANCE

                                SAME PROPERTY NOI
           (for the three months ended 3/31/01 as compared to 3/31/00)



Cash NOI 14.9%                                                [GRAPHIC OMITTED]
GAAP NOI 13.4%

12.4% Cash Revenue Increase
8.0% Expense Increase
0.8% Occupancy Increase

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Portfolio Performance

                              SAME PROPERTY NOI (a)

                               [GRAPHICS OMITTED]


                        Cash NOI               GAAP NOI

Long Island                13.6%                  11.5%
Westchester                 5.8%                   6.8%
Connecticut                 8.2%                   9.5%
New Jersey                 21.9%                  32.4%
New York City              24.8%                  13.3%

(a) Based on comparison period for the three month period ended March 31, 2001 versus the three month period ended March 31, 2000

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            PORTFOLIO PERFORMANCE

            FIRST QUARTER SAME SPACE AVERAGE RENT GROWTH

                               [GRAPHICS OMITTED]

Office Rent Growth:     23%
Expiring Leases -   $24.23
New Leases -        $29.78

Industrial/R&D Rent Growth:  24%
Expiring Leases -         $6.09
New Leases -              $7.58

o    66 Leases Executed Totaling 496,652 Sq. Ft.

o Same Space First Quarter Cash Increase of 12% for Office and 13% for Industrial/R&D

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

                          LEASE EXPIRATION COMPARISON

                          EXPIRING RENT VS. MARKET RENT
                              CBD OFFICE PORTFOLIO

                                [GRAPHIC OMITTED]

                            Connecticut                New York City

Expiring Rent (a)          $25.31                           $33.14
Market Rent (b)            $39.76                           $64.77
Increase                       57%                              95%

                              AS OF MARCH 31, 2001

(a)  Represents average rent for leases expiring over the next 6 years

(b) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such average asking rents.

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

                          LEASE EXPIRATION COMPARISON

                          EXPIRING RENT VS. MARKET RENT
                            SUBURBAN OFFICE PORTFOLIO

                                [GRAPHIC OMITTED]

                            LONG ISLAND        WESTCHESTER                 NEW JERSEY

Expiring Rent (a)            $23.88                $22.07                      $20.98
Market Rent (b)              $30.49                $28.58                     $29.61
Increase                        28%                   30%                      41%



                              AS OF MARCH 31, 2001

(a)  Represents average rent for leases expiring over the next 6 years

(b) Average asking rents as provided by Cushman & Wakefield. There can be no assurance the Company's properties can achieve such average asking rents.

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
                       INTERNAL GROWTH - OFFICE PORTFOLIO

                     POTENTIAL FUTURE INCREASES IN CASH FLOW

                               [GRAPHICS OMITTED]

SUBURBAN OFFICE PORTFOLIO MARKET RENT:  $31.00 (a)
In-Place Rent:  $22.82
Cash Flow Increase:
     $51.5 million
     $0.65 diluted per share
6.3 Million Sq.Ft. Expiring Over the Next 6 Years
Portfolio Rents 36% Below Market

NEW YORK CITY OFFICE PORTFOLIO MARKET RENT:  $64.77 (a)
In-Place Rent:  $33.14
Cash Flow Increase:
     $44.3 million
     $0.56 diluted per share
1.4 Million Sq.Ft. Expiring Over the Next 6 Years
Portfolio Rents 95% Below Market

                              AS OF MARCH 31, 2001

(a) Average asking rents as provided by Cushman & Wakefield. Calculations based on weighted average sq. ft. expiring in each of the respective sub-markets. There can be no assurance the Company's properties can achieve such average asking rents.

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


VALUE CREATION

$1.1 Billion of Projects put into Service in Strong Markets -
 Lowered Future Development Exposure



                                [GRAPHIC OMITTED]

                                                                    (in millions)


                                          1995      1996        1997      1998      1999      2000        2001(E)    2002(E)
                                          ----      ----        ----      ----      ----      ----        ----       ----


X Cumulative Completed Pipeline Projects  $63       $242        $336      $407      $525      $1,065    $1,092       $1,135
X Unrealized Projects                      $0       $289        $804     $1,099     $864        $755      $363         $320





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                         VALUE CREATION ACTIVITY REPORT


                                                         SQUARE    PERCENT    TOTAL ANTICIPATED       ESTIMATED
PROJECTS UNDER DEVELOPMENT OR REPOSITIONING               FEET      LEASED      INVESTMENT(A)        NOI YIELD(A)
-------------------------------------------        ------------------------------------------------------------

Melville Expressway Corporate Center,
  Melville, NY (Phase I)                                 277,500     8.0%      $43,446,000               12.0%
University Square, Princeton, NJ                         315,000     0.0%      $50,397,000               12.0%
AIP 2001, Islip, NY                                       71,000     0.0%       $5,692,000               12.2%
400 Mooreland Road, Commack, NY                           56,875     0.0%       $2,967,000               12.0%

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING DURING 2001  720,375              $102,502,000               12.0%


PROJECTS IN PLANNING

Melville Square Corporate Center II, Melville, NY        255,000    0.0%       $33,660,000                12.5%
Melville Expressway Corporate Center,
  Melville, NY (Phase II)                                277,500    0.0%       $49,290,000                13.0%

Reckson Executive Park, Rye Brook, NY                    345,000    0.0%       $55,799,000                12.0%
Landmark 7, Stamford, CT                                  61,000    0.0%       $13,208,000                12.3%

PROJECTS IN PLANNING                                     938,500              $151,957,000                12.5%

(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.
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                                FINANCIAL RATIOS

                                     (in millions except ratios)
                                         MARCH 31, 2001
RATIOS                                      HISTORICAL
------                                      ----------
Total Debt (a)                                 $1,467
Total Equity                                   $1,843
Total Market Cap                               $3,310
Interest Coverage Ratio                          3.29x
Fixed Charge Coverage Ratio                      2.60x
Debt to Total Market Cap                         44.3%


(a) Including pro-rata share of joint venture debt and net of minority partners' interests


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DEBT SCHEDULE

                            (in millions)
                           PRINCIPAL AMOUNT          WEIGHTED AVERAGE       AVERAGE TERM
                             OUTSTANDING             INTEREST RATE          TO MATURITY
                             -----------             -------------          -----------

DEBT SCHEDULE

Mortgage Notes Payable          $727.1                 7.2%                     7.8 yrs.
Senior Unsecured Notes          $450.0                 7.5%                     6.3 yrs.

Sub-Total                     $1,177.1                 7.3%                     7.2 yrs.

Corporate Unsecured
   Credit Facility              $304.6           LIBOR + 105bps


No significant near term refinancing needs - Long-term staggered debt maturity schedule

[GRAPHIC OMITTED]



                                                    (maturities in millions)
                     2001    2002      2003      2004    2005      2006    2007      2008   2009     2010   2011
                     --------------------------------------------------------------------------------------------
Mortgage Debt        $85       $8         $200     $3     $19       $59      $61     $0     $100     $28     $0

Unsecured Notes                                  $100                     $150                   $200

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CAPITAL RECYCLING PROGRAM
Status Report

Primary
-------

919 Third Avenue - Sale of JV Interest               $225,000,000

Non-Core Office Assets                                200,000,000

 (9 buildings totaling approximately
 1.8 million sq. ft. in multiple markets)

FrontLine Capital Group                               110,000,000
                                                      -----------

    Subtotal                                         $535,000,000
                                                     ------------

Secondary
---------

RSVP (a)                                             $108,000,000

Other                                                  40,000,000
                                                      -----------

 Subtotal                                            $148,000,000
                                                     ------------
     Total                                           $683,000,000
                                                     ============


(a) Represents Investment Basis

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2001 Objectives

|X|    Execute Exit Strategy of Non-Core Holdings   -   Strengthen Focus

|X|    Execute Capital Recycling Program   -    Source of Equity Capital

|X|    Opportunistic Investments   -   Positioned for Next Round of
                                       Growth Opportunities

|X|    Stabilize Development Properties  -    Capitalize on Strong Market Rents

|X|    Manage Operating Expense Pressure  -   Maintain Margins

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                           FORWARD LOOKING STATEMENTS

This information contains forward-looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office and industrial properties in the New York Tri-State area; interest rate levels; downturns in rental rate levels in the company's markets; the availability of financing; repayment of debt owed to company; risks associated with joint ventures; and
   other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the
  Securities and Exchange Commission and undertakes no responsibility to update information contained in this slide show presentation.

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           THE NEW YORK TRI-STATE AREA'S LEADING REAL ESTATE COMPANY






                               [GRAPHICS OMITTED]

                                     RECKSON